Exhibit 10.1
COMMITMENT INCREASE AGREEMENT
     This Commitment Increase Agreement (this “Agreement”) dated as of February 29, 2008, is entered into among Cash America International, Inc., a Texas corporation (the "Borrower”), Wells Fargo Bank, National Association, in its capacity as a Lender (“Wells Fargo”), JPMorgan Chase Bank, N.A., in its capacity as a Lender (“Chase”), U.S. Bank National Association, in its capacity as a Lender (“U.S. Bank”), KeyBank National Association, in its capacity as a Lender (“KeyBank”), Union Bank of California, N.A., in its capacity as a Lender (“Union Bank”), The Huntington National Bank, in its capacity as a Lender (“Huntington”), First Tennessee Bank National Association, in its capacity as a Lender (“First Tennessee”), Bank of Texas, N.A., in its capacity as a Lender (“Bank of Texas”), Texas Capital Bank, N.A., in its capacity as a Lender (“Texas Capital”), (Wells Fargo, Chase, U.S. Bank, KeyBank, Union Bank, Huntington, First Tennessee, Bank of Texas and Texas Capital are hereafter sometimes referred to collectively as the “Increasing Lenders”), and Wells Fargo Bank, National Association, in its capacity as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as defined below).
PRELIMINARY STATEMENTS
     Reference is made to that certain Credit Agreement dated as February 24, 2005, by and among the Borrower, the Administrative Agent, and the Lenders that are parties thereto (as amended, modified, supplemented or restated, the “Credit Agreement”).
     Pursuant to Section 2.14 of the Credit Agreement, the Borrower has requested an increase in the Aggregate Revolving Commitments from $250,000,000 to $300,000,000. Such increase in the Aggregate Revolving Commitments is to become effective on February 29, 2008 (the "Increase Effective Date”), subject to satisfaction of the conditions to effectiveness set forth in Section 4 of this Agreement. In connection with such requested increase in the Aggregate Revolving Commitments, the Borrower, the Administrative Agent and the Increasing Lenders hereby agree as follows:
AGREEMENT
     1. AGGREGATE COMMITMENTS INCREASE. On the Increase Effective Date and subject to the satisfaction of the conditions to effectiveness set forth in Section 4 of this Agreement, (a) Wells Fargo agrees to increase its Revolving Commitment to $54,000,000, (b) Chase agrees to increase its Revolving Commitment to $48,000,000, (c) U.S. Bank agrees to increase its Revolving Commitment to $36,000,000, (d) KeyBank agrees to increase its Revolving Commitment to $36,000,000, (e) Union Bank agrees to increase its Revolving Commitment to $36,000,000, (f) Huntington agrees to increase its Revolving Commitment to $30,000,000, (g) First Tennessee agrees to increase its Revolving Commitment to $18,000,000, (h) Bank of Texas agrees to increase its Revolving Commitment to $15,000,000, and (i) Texas Capital agrees to increase its Revolving Commitment to $12,000,000.
     2. SCHEDULE 2.01. As of the Increase Effective Date and subject to the satisfaction of the conditions to effectiveness set forth in Section 4 of this Agreement,

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Schedule 2.01 to the Credit Agreement shall be replaced by the form of Schedule 2.01 to this Agreement.
     3. REPRESENTATIONS AND WARRANTIES. By its execution and delivery hereof, the Borrower represents and warrants that, as of the Increase Effective Date, and after giving effect to the increase in the Aggregate Revolving Commitments provided for in this Agreement:
     (a) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnish pursuant to Section 6.01(a) of the Credit Agreement;
     (b) no event has occurred and is continuing which constitutes a Default;
     (c) (i) the Borrower has full power and authority to execute and deliver this Agreement and the Revolving Loan Note payable to the order of each Increasing Lender in the amount of each such Increasing Lender’s Revolving Commitment as increased pursuant to this Agreement (collectively, the “Replacement Notes”), (ii) this Agreement and the Replacement Notes have been duly executed and delivered by the Borrower and (iii) this Agreement, the Replacement Notes, and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;
     (d) neither the execution, delivery and performance by the Borrower of this Agreement, the Replacement Notes, or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will violate any Law or violate or conflict with any Organization Document of the Borrower or any indenture, agreement or other instrument to which the Borrower or any of it property is subject; and
     (e) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for (i) the execution, delivery or performance by the Borrower of this Agreement or the Replacement Notes or (ii) the acknowledgement by each Guarantor of this Agreement.
     4. CONDITIONS TO EFFECTIVENESS. This Agreement shall be effective on the Increase Effective Date, subject to the satisfaction or completion of the following:
     (a) the Administrative Agent shall have received counterparts of this Agreement executed by the Increasing Lenders;

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     (b) the Administrative Agent shall have received counterparts of this Agreement executed by the Borrower and acknowledged by each Guarantor;
     (c) the Administrative Agent shall have received a Certificate from a Responsible Officer of each Loan Party certifying and attaching the resolutions of the Board of Directors (or similar governing body) of such Loan Party authorizing and approving the increase in the Aggregate Revolving Commitments provided for in this Agreement and the execution, delivery and performance of this Agreement or the acknowledgement of this Agreement, as the case may be;
     (d) the Administrative Agent shall have received from the Borrower in immediately available funds fees for the account of each Increasing Lender in an amount equal to the product of (i) 0.20% and (ii) the amount of the increase of each such Increasing Lender’s Revolving Commitment; and
     (e) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.
     5. PREPAYMENT. On the Increase Effective Date and subject to the satisfaction of the conditions to effectiveness set forth in Section 4 of this Agreement, each Lender shall, to the extent necessary as set forth in Section 2.14(e) of the Credit Agreement, make a payment to the Administrative Agent in an amount sufficient, upon the application of such payments by all Lenders to the outstanding Revolving Loans held by the Lenders, to cause the principal amount of Revolving Loans made by each Lender to be in the amount of its Pro Rata Share (after giving effect to the increase in the Aggregate Revolving Commitments in accordance with this Agreement) of all outstanding Revolving Loans. If, as a result of the repayment of Revolving Loans provided for in this Section 5, any payment of Eurodollar Rate Loans occurs on a day which is not the last day of the applicable Interest Period, the Borrower will pay to the Administrative Agent for the benefit of any Lender holding a Eurodollar Rate Loan any loss or cost incurred by such Lender resulting therefrom in accordance with Section 3.05 of the Credit Agreement. Upon the Increase Effective Date and the making of the payments described in this Section 5, each Increasing Lender shall be deemed to have irrevocably and unconditionally purchased and received, without recourse or warranty, an undivided participation in all outstanding Swing Line Loans and L/C Obligations in accordance with its Pro Rata Share (after giving effect to the increase in the Aggregate Revolving Commitments in accordance with this Agreement).
     6. GUARANTOR’S ACKNOWLEDGMENT. By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Agreement, (b) acknowledges and agrees that its obligations in respect of its Guaranty (i) are not released, diminished, waived, modified, impaired or affected in any manner by this Agreement or any of the provisions contemplated herein and (ii) cover the Aggregate Revolving Commitments as increased by this Agreement, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

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     7. REFERENCE TO THE CREDIT AGREEMENT.
     (a) Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as modified hereby. This Agreement shall be a Loan Document.
     (b) The Credit Agreement, as modified herein, shall remain in full force and effect and is hereby ratified and confirmed.
     8. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay promptly after demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).
     9. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Agreement, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
     10. GOVERNING LAW; BINDING EFFECT. This Agreement shall be deemed to be a contract made under and governed by and continued in accordance with the internal laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.
     11. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
     12. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS, INCLUDING THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date above written.

CASH AMERICA INTERNATIONAL, INC., as Borrower
By:	/s/ Austin D. Nettle
	Name:	Austin D. Nettle
	Title:	Vice President and Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, L/C Issuer, Swing Line Lender and as a Lender
By:	/s/ Jeffrey D. Bundy
	Name:	Jeffrey D. Bundy
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Jennifer Baggs
	Name:	Jennifer Baggs
	Title:	Vice President

U. S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Kevin S. McFadden
	Name:	Kevin S. McFadden
	Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ David A. Wild
	Name:	David A. Wild
	Title:	Vice President

Commitment Increase Agreement – Signature Page

UNION BANK OF CALIFORNIA, N.A., as a Lender
By:	/s/ Sarah Daniel
	Name:	Sarah Daniel
	Title:	Vice President

THE HUNTINGTON NATIONAL BANK, as a Lender
By:	/s/ Cheryl L. Kazon
	Name:	Cheryl L. Kazon
	Title:	Assistant Vice President

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Stephen R. Deaton
	Name:	Stephen R. Deaton
	Title:	Senior Vice President

BANK OF TEXAS, N.A., as a Lender
By:	/s/ Alan Morris
	Name:	Alan Morris
	Title:	Vice President

TEXAS CAPITAL BANK, N.A., as a Lender
By:	/s/ Barry Kromann
	Name:	Barry Kromann
	Title:	Executive Vice President

Commitment Increase Agreement – Signature Page

ACKNOWLEDGED AND AGREED TO:

BRONCO PAWN & GUN, INC.
CASH AMERICA ADVANCE, INC.
CASH AMERICA FINANCIAL SERVICES, INC.
CASH AMERICA FRANCHISING, INC.
CASH AMERICA HOLDING, INC.
CASH AMERICA, INC.
CASH AMERICA, INC. OF ALABAMA
CASH AMERICA, INC. OF ALASKA
CASH AMERICA, INC. OF ILLINOIS
CASH AMERICA, INC. OF INDIANA
CASH AMERICA, INC. OF KENTUCKY
CASH AMERICA, INC. OF LOUISIANA
CASH AMERICA OF MISSOURI, INC.
CASH AMERICA, INC. OF NEVADA
CASH AMERICA, INC. OF NORTH CAROLINA
CASH AMERICA, INC. OF OKLAHOMA
CASH AMERICA, INC. OF SOUTH CAROLINA
CASH AMERICA, INC. OF TENNESSEE
CASH AMERICA, INC. OF UTAH
CASH AMERICA, INC. OF VIRGINIA
CASH AMERICA MANAGEMENT L.P., by its general partner, CASH AMERICA HOLDING, INC.
CASH AMERICA PAWN L.P., by its general partner, CASH AMERICA HOLDING, INC.
CASH AMERICA PAWN, INC. OF OHIO
CASHLAND FINANCIAL SERVICES, INC.
DOC HOLLIDAY’S PAWNBROKERS & JEWELLERS, INC.
EXPRESS CASH INTERNATIONAL CORPORATION
FLORIDA CASH AMERICA, INC.
GAMECOCK PAWN & GUN, INC.
GEORGIA CASH AMERICA, INC.
HORNET PAWN & GUN, INC.
LONGHORN PAWN AND GUN, INC.
MR. PAYROLL CORPORATION
RATI HOLDING, INC.
TIGER PAWN & GUN, INC.
UPTOWN CITY PAWNERS, INC.
VINCENT’S JEWELERS AND LOAN, INC.

By:	/s/ Austin D. Nettle
Austin D. Nettle
Vice President and Treasurer

CASH AMERICA NET OF ALABAMA, LLC
CASH AMERICA NET OF ALASKA, LLC
CASH AMERICA NET OF ARIZONA, LLC
CASH AMERICA NET OF CALIFORNIA, LLC
CASH AMERICA NET OF COLORADO, LLC
CASH AMERICA NET OF DELAWARE, LLC
CASH AMERICA NET OF FLORIDA, LLC
CASH AMERICA NET OF HAWAII, LLC
CASH AMERICA NET OF IDAHO, LLC
CASH AMERICA NET OF ILLINOIS, LLC
CASH AMERICA NET OF INDIANA, LLC
CASH AMERICA NET OF IOWA, LLC
CASH AMERICA NET OF KANSAS, LLC
CASH AMERICA NET OF LOUISIANA, LLC
CASH AMERICA NET OF MICHIGAN, LLC
CASH AMERICA NET OF MINNESOTA, LLC
CASH AMERICA NET OF MISSOURI, LLC
CASH AMERICA NET OF MONTANA, LLC
CASH AMERICA NET OF NEBRASKA, LLC
CASH AMERICA NET OF NEVADA, LLC
CASH AMERICA NET OF NEW HAMPSHIRE, LLC
CASH AMERICA NET OF NEW MEXICO, LLC
CASH AMERICA NET OF NORTH DAKOTA, LLC
CASH AMERICA NET OF OHIO, LLC
CASH AMERICA NET OF OKLAHOMA, LLC
CASH AMERICA NET OF OREGON, LLC
CASH AMERICA NET OF PA, LLC
CASH AMERICA NET OF PENNSYLVANIA, LLC
CASH AMERICA NET OF RHODE ISLAND, LLC
CASH AMERICA NET OF SOUTH DAKOTA, LLC
CASH AMERICA NET OF TEXAS, LLC
CASH AMERICA NET OF UTAH, LLC
CASH AMERICA NET OF VIRGINIA, LLC,
CASH AMERICA NET OF WASHINGTON, LLC
CASH AMERICA NET OF WISCONSIN, LLC
CASH AMERICA NET OF WYOMING, LLC
CASHNETUSA CO, LLC
CASHNETUSA OR, LLC
THE CHECK GIANT NM, LLC,
CASH AMERICA NET OF MISSISSIPPI, LLC
CASHNET CSO OF MARYLAND, LLC
CASHEURONET UK, LLC
CASH AMERICA NET OF KENTUCKY, LLC by their Manager, CASH AMERICA NET HOLDINGS, LLC

By:	/s/ Austin D. Nettle
Austin D. Nettle
Vice President and Treasurer

Commitment Increase Agreement – Signature Page

CASH AMERICA NET HOLDINGS, LLC
By:	/s/ Austin D. Nettle
Austin D. Nettle
Vice President and Treasurer

CASH AMERICA, INC. OF COLORADO
By:	/s/ David J. Clay
David J. Clay
Treasurer

Commitment Increase Agreement – Signature Page

SCHEDULE 2.01
REVOLVING COMMITMENTS
AND PRO RATA SHARES

Lender	Commitment	Pro Rata Share

Wells Fargo Bank, National Association	$54,000,000	18.000000000%

JPMorgan Chase Bank, N.A.	$48,000,000	16.000000000%

U.S. Bank National Association	$36,000,000	12.000000000%

KeyBank National Association	$36,000,000	12.000000000%

Union Bank of California, N.A.	$36,000,000	12.000000000%

The Huntington National Bank	$30,000,000	10.000000000%

First Tennessee Bank National Association	$18,000,000	6.000000000%

Amegy Bank National Association	$15,000,000	5.000000000%

Bank of Texas, N.A.	$15,000,000	5.000000000%

Texas Capital Bank, N.A.	$12,000,000	4.000000000%

Total	$300,000,000.00	100.000000000%

Schedule 2.01